Exhibit 10.13

June __, 2026

Lock-Up Agreement

The Oak Ridge Financial Services Group, Inc.

Network 1 Financial Securities, Inc.

As Representative of the several Underwriters

c/o The Oak Ridge Financial Services Group, Inc.

701 Xenia Ave. S., Suite 100

Minneapolis, Minnesota 55416

c/o Network 1 Financial Securities, Inc.

2 Bridge Avenue, Suite 241

Red Bank, NJ 07701

Ladies and Gentlemen:

As an inducement to The Oak Ridge Financial Services Group, Inc. and Network 1 Financial Securities, Inc. to execute an underwriting agreement (the “Underwriting Agreement”) in their capacity as representatives for the several underwriters named in Schedule I thereto (the “Representatives”) providing for a public offering (the “Offering”) of shares of Common Stock, par value $.01 per share, of Encore Medical, Inc., a Minnesota corporation, or any successor (by merger, conversion or otherwise) thereto (the “Company”) (such securities being referred to herein as (the “Common Stock”), the undersigned hereby agrees that without, in each case, the prior written consent of the Representatives during the period specified in the second succeeding paragraph (the “Lock-Up Period”), the undersigned will not: (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, make any short sale or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable or exchangeable for or that represent the right to receive Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”) and securities which may be issued upon exercise of a stock option or warrant) whether now owned or hereafter acquired (the “Undersigned’s Securities”); (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Undersigned’s Securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; (3) make any demand for or exercise any right with respect to, the registration of any Common Stock or any security convertible into or exercisable or exchangeable for Common Stock; or (4) publicly disclose the intention to do any of the foregoing.

The undersigned agrees that the foregoing restrictions preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Securities even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Securities or with respect to any security that includes, relates to or derives any significant part of its value from such Securities.

The Lock-Up Period will commence on the date of this Lock-Up Agreement and continue until and include the date one hundred eighty (180) days after the date of the final prospectus used to sell the Common Stock (or other securities) in the Offering pursuant to the Underwriting Agreement.

Notwithstanding the foregoing, without the written consent of the Representatives, the undersigned may transfer the Undersigned’s Securities (i) as a bona fide gift or gifts or charitable transfer or transfers, (ii) to any trust, family limited partnership or other entity for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, (iii) if the undersigned is a corporation, partnership, limited liability company, trust or other business entity, (1) to another corporation, partnership, limited liability company, trust or other business entity that is a direct or indirect affiliate (as defined in Rule 405 promulgated under the Securities Act of 1933, as amended) of the undersigned or (2) as distributions of shares of Common Stock or any security convertible into or exercisable for Common Stock to limited partners, limited liability company members or stockholders of the undersigned, (iv) if the undersigned is a trust, to the beneficiary of such trust, (v) by testate succession or intestate succession, (vi) solely by operation of law, pursuant to a qualified domestic order or in connection with a divorce settlement or other court order, or (vii) pursuant to the Underwriting Agreement; provided, in the case of clauses (i) through (v), that (x) such transfer shall not involve a disposition for value, (y) the transferee agrees in writing with the Representatives to be bound by the terms of this Lock-Up Agreement, and (z) no filing by any party under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shall be required or shall be made voluntarily in connection with such transfer prior to the expiration of the Lock-Up Period. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

In addition, the foregoing restrictions shall not apply to (i) the exercise of stock options granted pursuant to the Company’s equity incentive plans; provided that such restrictions shall apply to any of the Undersigned’s Securities issued upon such exercise, (ii) transfers of Common Stock to the Company (or the withholding of Common Stock by the Company) (1) as payment for the exercise price of any stock options granted in the ordinary course pursuant to the Company’s equity incentive plans described in the registration statement for the Offering or (2) to satisfy any tax withholding obligations upon the exercise of stock options or the vesting of any restricted Common Stock or other equity awards granted in the ordinary course pursuant to the Company’s equity incentive plans described in the registration statement for the Offering; provided that any filing required under Section 16(a) of the Exchange Act shall clearly indicate in the footnotes thereto and the transaction codes that any such disposition was made solely to the Company in connection with a “cashless” exercise or to satisfy tax withholding obligations, or (iii) the establishment of any contract, instruction or plan (a “Plan”) that satisfies all of the requirements of Rule 10b5-1(c)(1)(i)(B) under the Exchange Act; provided that no sales of the Undersigned’s Securities shall be made pursuant to such a Plan prior to the expiration of the Lock-Up Period, and such a Plan may only be established if no public announcement of the establishment or existence thereof and no filing with the SEC or other regulatory authority in respect thereof or transactions thereunder or contemplated thereby, by the undersigned, the Company or any other person, shall be required, and no such announcement or filing is made voluntarily, by the undersigned, the Company or any other person, prior to the expiration of the Lock-Up Period.

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Common Stock if such transfer would constitute a violation or breach of this Lock-Up Agreement.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement and that upon request, the undersigned will execute any additional documents necessary to ensure the validity or enforcement of this Lock-Up Agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

The undersigned understands that the undersigned shall be released from all obligations under this Lock-Up Agreement if (i) the Company notifies the Representatives that it does not intend to proceed with the Offering, (ii) the Underwriting Agreement does not become effective, or the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock (or other securities) to be sold thereunder, (iii) the Offering is not completed by December 31, 2026, or (iv) upon the occurrence of a merger by the Company or acquisition of all, or substantially all, of the assets or capital stock of the Company.

To the extent that the consent of the Representatives is required, such consent shall not be unreasonably withheld, conditioned or delayed.

The undersigned understands that the Representatives are entering into the Underwriting Agreement and proceeding with the Offering in reliance upon this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

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Very truly yours,

Printed Name of Holder

By:
Signature

Printed Name and Title of Person Signing (if signing as custodian, trustee or on behalf of an entity)

[Signature page to Lock-Up Agreement]